UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware             1-06620         11-1893410
(State or Other Jurisdiction      (Commission (I.R.S. Employer
    of Incorporation)          File Number) Identification No.)

    712 Fifth Avenue, 18th Floor
    New York, New York                       10019
(Address of Principal Executive Offices)         (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 par value	GFF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On September 5, 2023 Griffon Corporation (the “Company”) entered into an agreement (the “Stock Purchase Agreement”) to repurchase, and repurchased, 400,000 shares of its common stock, par value $0.25 per share (the “Common Stock”), beneficially owned by two separately managed accounts of which Voss Capital, LLC is the investment manager (the “Selling Shareholders”), in a private transaction to facilitate redemptions by investors in the Selling Shareholders. The purchase price per share is $41.8656, for an aggregate purchase price of $16,746,240, and represents a 2% discount from the price of $42.72 of the Common Stock at the close of trading on September 1, 2023. The Selling Shareholders are affiliates of Voss Capital, LLC. Travis W. Cocke, the Founder, Chief Investment Officer and Managing Member of Voss Capital, LLC, is a member of the Board of Directors of the Company (the “Board”). The Stock Purchase Agreement contains customary representations, warranties and covenants of the parties.

The repurchase of the shares of Common Stock pursuant to the Stock Purchase Agreement was consummated under the Company’s Board authorized share repurchase program, and the repurchased shares will be held in treasury. The Audit Committee of the Board, comprised solely of independent directors not affiliated with the Selling Shareholders, approved the transactions contemplated by the Stock Purchase Agreement.

The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

10.1     Stock Purchase Agreement, dated September 5, 2023.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By:    /s/ Seth L. Kaplan
    Seth L. Kaplan
    Senior Vice President

Date: September 5, 2023

Exhibit Index

10.1 Stock Purchase Agreement, dated September 5, 2023
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).